WORLD FUNDS TRUST

Mission-Auour Risk-Managed Global Equity Fund

Class A Shares (Ticker: OURAX)

Investor Class Shares (Ticker: OURLX)

Institutional Class Shares (Ticker: OURIX)

Class Z Shares (Ticker: OURZX)

Supplement dated October 7, 2020
To the Summary Prospectus and Prospectus dated May 1, 2020

Special Meeting of Shareholders – Mission-Auour Risk-Managed Global Equity Fund

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Mission-Auour Risk-Managed Global Equity Fund (the “Target Fund”), a series of the Trust, will reorganize and merge into the Union Street Partners Value Fund (the “Survivor Fund”), also a series of the Trust (the “Reorganization”). The Board authorized Trust management to submit the proposal to shareholders of the Target Fund for approval. The Reorganization will be structured as a tax-free reorganization for federal tax purposes. Following the Reorganization, the Target Fund will be terminated and cease operations as a separate series of the Trust. The Reorganization, if approved by shareholders of the Target Fund, is expected to take effect on or about December 18, 2020, or as soon as possible thereafter.

Until the Reorganization takes effect, Mission Institutional Advisors, LLC, the Target Fund’s investment adviser, and Auour Investments, LLC, the Target Fund’s sub-adviser, will continue to actively invest the Target Fund’s assets in accordance with its investment objective and policies. Shareholders of the Target Fund may redeem their investments as described in the Target Fund’s Prospectus.

In the next few weeks, shareholders of record of the Target Fund will receive a combined proxy statement/prospectus with respect to the proposed Reorganization. A more complete description of the Reorganization, including the differences in investment strategies and fees and expenses, as well as information regarding the factors the Board considered in approving the Reorganization, will be provided in the combined proxy statement/prospectus. A special meeting of shareholders of the Target Fund to consider the proposals described above is expected to occur in December 2020.

If you have questions or need assistance, please contact your financial advisor directly or the Target Fund toll-free at 1-800-673-0550.

This Supplement and the existing Summary Prospectus and Prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Summary Prospectus and Prospectus have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Target Fund toll-free at 1-800-673-0550.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE